UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2018

OMNITEK ENGINEERING CORP.

 (Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

000-53955                                         33-0984450

     (Commission File Number)                          (IRS Employer Identification No.)

1333 Keystone Way, Suite 101, Vista, California 92081

 (Address of principal executive offices, Zip Code)

(760) 591-0089

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry Into a Material Definitive Agreement

On June 15, 2018, Omnitek Engineering Corp. (the “Omnitek” or “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an accredited investor, under which the investor purchased a Secured Convertible Promissory Note (the “Note”) from the Company in the principal amount of $100,000.

Under the terms of the Note simple interest will accrue at rate of 10% per annum.  The Note will automatically mature and be due and payable on the eighteen (18) month anniversary.  The Company shall make principal payments under the Note in the amount of $5,000 per month, beginning on the seventh month anniversary and continuing each month thereafter through the maturity date.  Also commencing on the seventh month anniversary date of the Note, the Company shall make interest payments under this Note based on the unpaid principal balance.

At any time prior to the maturity date, the Company shall have the right at its option to prepay entire principal amount of the Note, without penalty or premium, as follows: (a) the Lender at the Lender’s option may request that up to $25,000 of the prepayment amount be converted and payable in restricted shares of the Company’s Common Stock at the lesser of five cents ($0.05) per share or 90% of the average closing price calculated over the prior 20 trading days, but not less than $0.025; and (b) the remaining principal balance and any accrued unpaid interest shall be payable in cash.

At the Maturity Date, the Company shall have the option to pay down remaining balance to no lower than $25,000. The Lender at the Lender’s option may convert all or any portion of the remaining unpaid principal balance of the Note into restricted shares of the Company’s Common Stock, at the lesser of five cents ($0.05) per share or 90% of the average closing price calculated over the prior 20 trading days, but not less than $0.025. Any principal balance which Lender has elected not to convert, and any unpaid accrued interest, shall be payable in cash.

The Note is secured by the inventory of the Company in accordance with a Security Agreement executed concurrently with the Note and UCC-1 Financing Statement perfected said security interest.

The offer and sale of the Note was made by the Company in reliance upon exemptions from the registration provisions of the Securities Act of 1933, as amended, set forth in Section 4(a)(2) and Rule 506 of Regulation D, thereof, relative to the offer and sale of accredited investors, within the meaning of Rule 501 of Regulation D, of the securities of an issuer not involving any public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITEK ENGINEERING CORP.

Date: June 15, 2018	_______________________________
By: Werner Funk Its: President and CEO